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                                  [LETTERHEAD]



                          INDEPENDENT AUDITOR'S CONSENT



We hereby consent to the use in this Registration Statement of eUniverse, Inc. on Form S-1/A of our report dated January 5, 2000 relating to the financial statements of Falcon Ventures Corporation and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    Certified Public Accountants

Los Angeles, California
April 6, 2000